EXHIBIT 10.36

RATIFICATION OF GUARANTY,
SECURITY AGREEMENT, AND INTERCREDITOR AGREEMENT

THIS RATIFICATION OF GUARANTY, SECURITY AGREEMENT, AND INTERCREDITOR AGREEMENT (as amended, restated, or supplemented from time to time, this “Agreement”) is dated as of April 14, 2010, among Deep Down, Inc., a Nevada corporation (“Borrower”), Electrowave USA, Inc., a Nevada corporation (“Electrowave”), Flotation Technologies, Inc., a Maine corporation (“Flotech”), Mako Technologies, LLC, a Nevada limited liability company (“Mako”), Deep Down Inc., a Delaware corporation (“DD Delaware”, and together with Electrowave, Flotech, and Mako, each a “Guarantor”, and collectively, the “Guarantors”), and Whitney National Bank, a national banking association (together with its successors and assigns, “Lender”).

RECITALS

A.   Borrower, as borrower, and Lender, as lender, previously entered into that certain Credit Agreement dated as of November 11, 2008 (as amended by that certain First Amendment to Credit Agreement dated December 18, 2008, that certain Second Amendment to Credit Agreement dated February 13, 2009, that certain Third Amendment to Credit Agreement dated May 29, 2009, and as may be further amended, the “Existing Credit Agreement”).

B.   To support the “Obligation” under, and as defined in, the Existing Credit Agreement, each of the Guarantors executed that certain Guaranty, dated as of November 11, 2008 (as amended, restated, or supplemented from time to time, the “Guaranty”), in favor of Lender.

C.   To secure (i) the “Obligation” under, and as defined in, the Existing Credit Agreement, and (ii) the “Guaranteed Obligations” under, and as defined in, the Guaranty, Borrower and each Guarantor executed that certain Security Agreement dated as of November 11, 2008 (as amended by that certain First Amendment to Security Agreement dated December 18, 2008, that certain Second Amendment to Security Agreement dated May 29, 2009, and as further amended, restated, or supplemented from time to time, the “Security Agreement”), pursuant to which Borrower and each Guarantor granted a lien on all of their respective assets in favor of Lender.

D.   Flotech, as borrower, and TD Bank, N.A., a corporation organized under the laws of the United States of America (together with its successors and assigns, “TD Bank”), as lender, previously entered into that certain Loan Agreement dated February 13, 2009 (as amended, restated or supplemented, the “TD Bank Loan Agreement”).

E.   In connection with the execution of the TD Bank Loan Agreement, Lender and TD Bank previously executed that certain Intercreditor Agreement dated as of February 13, 2009 (as amended, restated, or supplemented, the “Intercreditor Agreement”), which was acknowledged by Borrower and Flotech, and pursuant to which, subject to the terms and conditions therein, the Lender and TD Bank agreed to certain terms regarding their respective rights, title, and interest to (i) certain collateral securing the obligations of Flotech under the TD Bank Loan Agreement, and (ii) certain collateral securing the obligations of Borrower under the Existing Credit Agreement.

F.   Borrower and Lender have amended and restated the terms of the Existing Credit Agreement by entering into that certain Amended and Restated Credit Agreement dated as of November 11, 2008, and amended and restated through the date hereof (as amended, restated, or supplemented from time to time, the “Amended and Restated Credit Agreement”).

G.   The execution and delivery of this Agreement is a material inducement for Lender’s agreement to continue to extend credit to Borrower under the Amended and Restated Credit Agreement.

H.   Capitalized terms used but not defined in this Agreement shall have the meanings given them in the Amended and Restated Credit Agreement.

AGREEMENTS

NOW, THEREFORE, for the premises and other valuable consideration, the receipt and adequacy of which is hereby acknowledged, Borrower and each Guarantor agree as follows in respect of the Loan Documents or other documents to which it is a party:

1.   Ratification and Amendment of Guaranty.  Each Guarantor hereby (a) ratifies and confirms its obligations and liabilities under the Guaranty, (b) agrees that all references in the Guaranty to the “Credit Agreement” shall be amended and shall refer to the Amended and Restated Credit Agreement, (c) agrees that all references in the Guaranty to the “Obligation” shall be amended to mean the “Obligation” under, and as defined in, the Amended and Restated Credit Agreement, (d) agrees that all references in the Guaranty to the “Loan Documents” shall be amended to mean the “Loan Documents” under, and as defined in, the Amended and Restated Credit Agreement, and (e) releases Lender from any liability for actions or omissions in connection with the Existing Credit Agreement prior to the date of this Agreement.  Each Guarantor acknowledges and agrees that the Guaranty continues in full force and effect and that under the Guaranty, the Guarantor guarantees to Lender the full payment and performance of the Borrower’s obligations under the Amended and Restated Credit Agreement and the other Loan Documents (as defined in the Amended and Restated Credit Agreement).

2.   Ratification and Amendment of Security Agreement.  Borrower and each Guarantor hereby (a) ratifies and confirms its obligations and liabilities under the Security Agreement, (b) agrees that all references in the Security Agreement to the “Credit Agreement” shall be amended and shall refer to the Amended and Restated Credit Agreement, (c) agrees that all references in the Security Agreement to the “Obligation” shall be amended to mean the “Obligation” under, and as defined in, the Amended and Restated Credit Agreement, (d) agrees that all references in the Security Agreement to the “Loan Documents” shall be amended to mean the “Loan Documents” under, and as defined in, the Amended and Restated Credit Agreement, and (e) releases Lender from any liability for actions or omissions in connection with the Existing Credit Agreement and the Security Agreement prior to the date of this Agreement.  Borrower and each Guarantor acknowledges and agrees that the Security Agreement continues in full force and effect and that under the Security Agreement, Borrower and each Guarantor, as applicable, has pledged to Lender the “Collateral” under, and as defined in, the Security Agreement to secure the full payment and performance of the Borrower’s obligations under the Amended and Restated Credit Agreement and the other Loan Documents (as defined in the Amended and Restated Credit Agreement).

3.   Ratification of Intercreditor Agreement.  Each of Borrower and Flotech hereby (a) ratifies and confirms the agreements set forth in the Intercreditor Agreement, and (b) releases Lender from any liability for actions or omissions in connection with the Existing Credit Agreement or the Intercreditor Agreement prior to the date of this Agreement.

4.   Successors and Assigns.  This Agreement binds Borrower, Guarantors, and their respective successors and assigns, as applicable, and inures to the benefit of Lender, and its successors and assigns.

5.   Governing Law.  This Agreement must be construed – and its performance enforced – under Texas law.

6.   Counterparts.  This Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.  All counterparts must be construed together to constitute one and the same instrument.  This Agreement may be transmitted and signed by facsimile or by PDF (portable document format).  The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrower, Guarantors, and Lender.  Lender may also require that any such documents and signatures be confirmed by a manually-signed original; provided that, the failure to request or deliver the same shall not limit the effectiveness of any facsimile or PDF document or signature.

7.   Entire Agreement.  THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signatures are on the following pages.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date set out in the Preamble.

BORROWER: DEEP DOWN, INC., a Nevada corporation

By:	/s/ Eugene L. Butler
Eugene L. Butler
Chief Financial Officer

Signature Page to Ratification of Guaranty, Security Agreement,
and Intercreditor Agreement

GUARANTORS: ELECTROWAVE USA, INC., a Nevada corporation

By:	/s/ Eugene L. Butler
Eugene L. Butler
Chief Financial Officer

FLOTATION TECHNOLOGIES, INC., a Maine corporation

By:	/s/ Eugene L. Butler
Eugene L. Butler
Chief Financial Officer

MAKO TECHNOLOGIES, LLC, a Nevada limited liability company

By:	/s/ Eugene L. Butler
Eugene L. Butler
Chief Financial Officer

DEEP DOWN INC., a Delaware corporation

By:	/s/ Eugene L. Butler
Eugene L. Butler
Chief Financial Officer

Signature Page to Ratification of Guaranty, Security Agreement,
and Intercreditor Agreement

LENDER: WHITNEY NATIONAL BANK, a national banking association

By:	/s/ Paul W. Cole
Paul W. Cole
Vice President

Signature Page to Ratification of Guaranty, Security Agreement,
and Intercreditor Agreement